UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

SCHEDULE 14A
____________________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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EAST STONE ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF EAST STONE ACQUISITION CORPORATION

25 MALL ROAD, SUITE 330
BURLINGTON, MA 01803
TO BE HELD ON NOVEMBER 24, 2021

Dear East Stone Acquisition Corporation Shareholder:

You are cordially invited to attend a special meeting of East Stone Acquisition Corporation, a British Virgin Islands business company (“East Stone”), which will be held on November 24, 2021, at 10:00 a.m., Eastern Time (the “Special Meeting”), at the office of Ellenoff Grossman & Schole LLP (“EGS”), 1345 Avenue of the Americas, New York, NY 10105. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/eaststoneacquisition/2021. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation.

The attached Notice of the Special Meeting and proxy statement describe the business East Stone will conduct at the Special Meeting (unless East Stone determines that it is not necessary to hold the Special Meeting as described in the accompanying proxy statement) and provide information about East Stone that you should consider when you vote your shares. As set forth in the attached proxy statement, the Special Meeting will be held for the purpose of considering and voting on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend East Stone’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) to extend the date by which East Stone has to consummate a business combination (the “Extension”) from November 24, 2021 to February 24, 2022 (the “Extended Date”) (the “Extension Amendment Proposal”); and

2.      Proposal No. 2 — Adjournment Proposal — To instruct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow East Stone additional time to complete the proposed transactions (the “Business Combination”) pursuant to that certain Business Combination Agreement, dated as of February 16, 2021, as amended as of June 25, 2021, as amended and restated as of September 13, 2021 and as further amended and restated as of October 7, 2021, and as may be further amended (the “Business Combination Agreement”), by and among East Stone, JHD Holdings (Cayman) Limited, a Cayman Islands exempted company (“JHD”), JHD Technologies Limited, a Cayman Islands exempted company (“Pubco”), Yellow River MergerCo Limited, a British Virgin Islands business company and a wholly-owned subsidiary of Pubco (“Merger Sub”), Navy Sail International Limited, a British Virgin Islands business company, in the capacity as the Purchaser Representative thereunder, Yellow River (Cayman) Limited, a Cayman Islands exempted company, in the capacity as the Seller Representative thereunder and the sole holder of JHD’s outstanding capital shares (the “Primary Seller”), and each of the holders of JHD’s capital shares that become parties to the Business Combination Agreement after the date thereof (each individually, a “Seller”, and collectively with the Primary Seller, the “Sellers”), and, Double Ventures Holdings Limited, a British Virgin Islands business company, solely with respect to Sections 10.3 and Articles XII and XIII thereof, as applicable (the “Sponsor”).

The Memorandum and Articles of Association provide that East Stone had until May 24, 2021, to complete its initial Business Combination, subject to up to two three-month extensions at the request of East Stone’s initial shareholders (for a total of up to 21 months to complete a Business Combination) subject to the initial shareholders depositing additional funds into East Stone’s Trust Account (as defined herein). Effective May 24, 2021, East Stone extended the date by which it has to consummate a business combination (the “Initial Funded Extension”) from May 24, 2021 to August 24, 2021 (the “First Extension”). Effective August 23, 2021, East Stone extended the date by which it has to consummate a business combination from August 24, 2021 to November 24, 2021 (the “Second Extension” and,

together with the First Extension, the “Extensions”). JHD loaned to East Stone a sum of $1,380,000 on the Sponsor’s behalf in order to support the First Extension, such loan being made pursuant to the terms of the Original Business Combination Agreement. JHD also loaned East Stone an additional $1,380,000 to support the Second Extension. The loaned funds were deposited into East Stone’s Trust Account. The loans are non-interest bearing and will be payable upon the earlier of (i) the consummation of the Transactions and (ii) East Stone’s liquidation. As of August 24, 2021, the date on which the $1.38 million was paid for the Second Extension, there was approximately $141,602,947 held in the Trust Account (or approximately $10.26 per public share).

East Stone’s board of directors (the “Board”) has determined that it is in the best interests of East Stone to seek an extension of the Termination Date and have East Stone’s shareholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination if needed. East Stone intends to call a special meeting of its shareholders to approve the Business Combination (referred to herein as the “Business Combination Special Meeting”). While East Stone is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Special Meeting, the Board believes that it is in the best interests of East Stone shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, East Stone will have a limited additional amount of time to consummate the Business Combination. Without the Extension, East Stone believes that there is some risk that East Stone might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, East Stone would be precluded from completing the Business Combination and would be forced to liquidate even if East Stone’s shareholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of the approval of the shareholders of East Stone at the Business Combination Special Meeting), East Stone intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

If East Stone’s shareholders approve the Business Combination at the Business Combination Special Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then East Stone intends to use its best efforts to complete the Business Combination on or before the Termination Date. East Stone will cancel the Special Meeting and will not implement the Extension if, on or before November 24, 2021, it completes the Business Combination. If East Stone does not implement the Extension, it will not redeem any Public Shares (defined below) submitted for Redemption (defined below) solely in connection with the Special Meeting (but will redeem all Public Shares (defined below) submitted for Redemption in connection with the Business Combination Special Meeting). East Stone intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Memorandum and Articles of Association only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of East Stone’s ordinary shares, with no par value (the “Ordinary Shares”), issued as part of the units sold in East Stone’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “initial public offering”) and the concurrent sale of the private placement units (“Private Placement Units”), if the Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

On the Record Date (defined below), the redemption price per share was approximately $10.26 (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $141.61 million as of the Record Date (including interest not previously released to East Stone to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Ordinary Shares on the Nasdaq Capital Market on November 4, 2021 was $10.23. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.03 more per share than if the stock was sold in the open market. East Stone cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. East Stone believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if East Stone does not complete the Business Combination or before the Termination Date.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, November 24, 2021, then as contemplated by and in accordance with the Memorandum and Articles of Association, East Stone will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest will be net of taxes payable) divided by the number of then issued and outstanding Public Shares, which Redemption will completely extinguish the rights of the holders of the Public Shares (the “Public Shareholders”) as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such Redemption, subject to the approval of East Stone remaining shareholders and board of directors, dissolve and liquidate, subject in each case to East Stone’s obligations under British Virgin Islands law to provide for claims of creditors and the requirements of other applicable law.

The affirmative vote of the holders, as of the Record Date, of at least 65% of Ordinary Shares entitled to vote which are present themselves or represented by proxy at the Special Meeting and which vote on the Extension Amendment Proposal will be required to approve the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Special Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Special Meeting.

The Board has fixed the close of business on October 25, 2021 (the “Record Date”) as the date for determining East Stone’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. However, the holders of Ordinary Shares may elect to redeem all or a portion of their shares in connection with the Special Meeting.

East Stone believes that given East Stone’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that East Stone is in the best position possible to consummate the Business Combination and that it is in the best interests of East Stone’s shareholders that East Stone obtain the Extension if needed. East Stone believes the Business Combination will provide significant benefits to its shareholders. For more information about the Business Combination, see the preliminary proxy statement/prospectus initially filed with the Securities and Exchange Commission (the “SEC”) on June 29, 2021, as amended on August 13, 2021, September 14, 2021 and October 8, 2021, and which may be further amended.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of East Stone and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information about the Special Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, East Stone urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of East Stone Acquisition Corporation
/s/ Xiaoma (Sherman) Lu
Xiaoma (Sherman) Lu
Chief Executive Officer (Principal Executive Officer)
November 5, 2021

Your vote is very important.    Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Special Meeting. The affirmative vote of the holders, as of the Record Date, of at least 65% of Ordinary Shares entitled to vote which are present themselves or represented by proxy at the Special Meeting and which vote on the Extension Amendment Proposal will be required to approve the Extension Amendment Proposal. Accordingly, if you fail to vote by proxy or to vote yourself at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote yourself at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF EAST STONE ACQUISITION CORPORATION
TO BE HELD ON NOVEMBER 24, 2021

To the shareholders of East Stone Acquisition Corporation:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of East Stone Acquisition Corporation, a British Virgin Islands business company (“East Stone”), will be held on November 24, 2021, at 10:00 a.m., Eastern Time (the “Special Meeting”), on November 24, 2021, at the office of EGS, 1345 Avenue of the Americas, New York, NY 10105. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/eaststoneacquisition/2021. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation. You are cordially invited to attend the Special Meeting for the purpose of considering and voting on the following proposals (unless East Stone determines that it is not necessary to hold the Special Meeting as described in the accompanying proxy statement), more fully described below in this proxy statement, which is dated November 5, 2021 and is first being mailed to shareholders on or about that date:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend East Stone’s amended and restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) to extend the date by which East Stone has to consummate a business combination (the “Extension”) from November 24, 2021 to February 24, 2022 (the “Extended Date”) (the “Extension Amendment Proposal”); and

2.      Proposal No. 2 — Adjournment Proposal — To instruct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow East Stone additional time to complete the proposed transactions (the “Business Combination”) pursuant to that certain Business Combination Agreement, dated as of February 16, 2021, as amended as of June 25, 2021, as amended and restated as of September 13, 2021 and as further amended and restated as of October 7, 2021, and as may be further amended (the “Business Combination Agreement”), by and among East Stone, JHD Holdings (Cayman) Limited, a Cayman Islands exempted company (“JHD”), JHD Technologies Limited, a Cayman Islands exempted company (“Pubco”), Yellow River MergerCo Limited, a British Virgin Islands business company and a wholly-owned subsidiary of Pubco (“Merger Sub”), Navy Sail International Limited, a British Virgin Islands business company, in the capacity as the Purchaser Representative thereunder, Yellow River (Cayman) Limited, a Cayman Islands exempted company, in the capacity as the Seller Representative thereunder and the sole holder of JHD’s outstanding capital shares (the “Primary Seller”), and each of the holders of JHD’s capital shares that become parties to the Business Combination Agreement after the date thereof (each individually, a “Seller”, and collectively with the Primary Seller, the “Sellers”), and, Double Ventures Holdings Limited, a British Virgin Islands business company, solely with respect to Sections 10.3 and Articles XII and XIII thereof, as applicable (the “Sponsor”).

The Memorandum and Articles of Association provide that East Stone had until May 24, 2021, to complete its initial Business Combination, subject to up to two three-month extensions at the request of East Stone’s initial stockholders (for a total of up to 21 months to complete a Business Combination) subject to the initial shareholders depositing additional funds into East Stone’s Trust Account (as defined herein). Effective May 24, 2021, East Stone extended the date by which it has to consummate a business combination (the “Initial Funded Extension”) from May 24, 2021 to August 24, 2021 (the “First Extension”). Effective August 23, 2021, East Stone extended the date by which it has to consummate a business combination from August 24, 2021 to November 24, 2021 (the “Second Extension” and, together with the First Extension, the “Extensions”). JHD loaned to East Stone a sum of $1,380,000 on the Sponsor’s behalf in order to support the First Extension, such loan being made pursuant to the terms of the Original Business Combination Agreement. JHD also loaned East Stone an additional $1,380,000 to support the Second Extension. The loaned funds were deposited into East Stone’s Trust Account. The loans are non-interest bearing and will be payable upon the earlier of (i) the consummation of the Transactions and (ii) East Stone’s liquidation. As of August 24, 2021, the date on which the $1.38 million was paid for the Second Extension, there was approximately $141,602,947 held in the Trust Account (or approximately $10.26 per public share).

East Stone’s board of directors (the “Board”) has determined that it is in the best interests of East Stone to seek an extension of the Termination Date and have East Stone’s shareholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination if needed. East Stone intends to call a special meeting of its shareholders to approve the Business Combination (referred to herein as the “Business Combination Special Meeting”). While East Stone is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Special Meeting, the Board believes that it is in the best interests of East Stone shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, East Stone will have a limited additional amount of time to consummate the Business Combination. Without the Extension, East Stone believes that there is some risk that East Stone might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, East Stone would be precluded from completing the Business Combination and would be forced to liquidate even if East Stone’s shareholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of the approval of the shareholders of East Stone at the Business Combination Special Meeting), East Stone intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

If East Stone’s shareholders approve the Business Combination at the Business Combination Special Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then East Stone intends to use its best efforts to complete the Business Combination on or before the Termination Date. East Stone will cancel the Special Meeting and will not implement the Extension if, on or before November 24, 2021, it completes the Business Combination. If East Stone does not implement the Extension, it will not redeem any Public Shares (defined below) submitted for Redemption (defined below) solely in connection with the Special Meeting (but will redeem all Public Shares (defined below) submitted for Redemption in connection with the Business Combination Special Meeting). East Stone intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Memorandum and Articles of Association only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of East Stone’s ordinary shares, with no par value (the “Ordinary Shares”), issued as part of the units sold in East Stone’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account established to hold a portion of the proceeds of the initial public offering (the “initial public offering”) and the concurrent sale of the private placement units (the “Trust Account”), if the Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

On the Record Date, the redemption price per share was approximately $10.26 (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $141.61 million as of the Record Date (including interest not previously released to East Stone to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Ordinary Shares on the Nasdaq Capital Market on November 4, 2021 was $10.23. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.03 more per share than if the stock was sold in the open market. East Stone cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. East Stone believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if East Stone does not complete the Business Combination on or before the Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, East Stone will not proceed with the Extension if East Stone will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. East Stone will also not proceed with the Extension if it completes the Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, November 24, 2021, then as contemplated by and in accordance with the Memorandum and Articles of Association, East Stone will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest will be net of taxes payable) divided by the number of then issued and outstanding Public Shares, which Redemption will completely extinguish the rights of the holders of the Public Shares (the “Public Shareholders”) as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such Redemption, subject to the approval of East Stone remaining shareholders and board of directors, dissolve and liquidate, subject in each case to East Stone’s obligations under British Virgin Islands law to provide for claims of creditors and the requirements of other applicable law.

If you return your proxy card without an indication of how you wish to vote, your shares will be voted in favor of each of the proposals.    To exercise your redemption rights, you must tender your Public Shares to East Stone’s transfer agent at least two business days prior to the Special Meeting (unless you have elected to redeem your Public Shares in connection with the Business Combination Special Meeting, in which case you do not need to take any additional action as such shares will be automatically submitted for Redemption in connection with the Special Meeting). You may tender your Public Shares by (a) delivering a conversion notice to East Stone’s transfer agent, and (b) either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights. Whether or not, or how, you vote on Extension Amendment Proposal, will not affect your eligibility for exercising redemption rights. If the Extension Amendment Proposal is not approved, then no Public Shares will be converted into cash in connection with the Extension.

The affirmative vote of the holders, as of the Record Date, of at least 65% of Ordinary Shares entitled to vote which are present themselves or represented by proxy at the Special Meeting and which vote on the Extension Amendment Proposal will be required to approve the Extension Amendment Proposal.

Record holders of Ordinary Shares at the close of business on October 25, 2021 (the “Record Date”) are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were issued and outstanding Ordinary Shares. East Stone’s warrants and rights do not have voting rights.

This proxy statement contains important information about the Special Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, East Stone urges you to read this material carefully and vote your shares.

This proxy statement is dated November 5, 2021 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of East Stone Acquisition Corporation
/s/ Xiaoma (Sherman) Lu
Xiaoma (Sherman) Lu
Chief Executive Officer (Principal Executive Officer)

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect East Stone’s current views with respect to, among other things, East Stone’s pending Business Combination with JHD, its capital resources and results of operations. Likewise, East Stone’s financial statements and all of East Stone’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect East Stone’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. East Stone does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        East Stone’s ability to complete the Business Combination;

•        the anticipated benefits of the Business Combination;

•        the volatility of the market price and liquidity of the Ordinary Shares and other securities of East Stone;

•        the use of funds not held in the Trust Account (as described herein) or available to East Stone from interest income on the Trust Account balance; and

•        the competitive environment in which JHD will operate following the Business Combination.

While forward-looking statements reflect East Stone’s good faith beliefs, they are not guarantees of future performance. East Stone disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause East Stone’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in East Stone’s Annual Report on Form 10-KT for the transition period from July 1, 2020 to December 31, 2020, as filed with the SEC on June 9, 2021 and in other reports East Stone files with the SEC. Risks regarding the Business Combination are also discussed in the Registration Statement on Form S-4 filed with the SEC by Pubco. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to East Stone (or to third parties making the forward-looking statements).

ii

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to East Stone shareholders. Shareholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposals to be presented at the Special Meeting and the voting procedures for the Special Meeting, which will be held on November 24, 2021, at 10:00 a.m., Eastern Time. The Special Meeting will be held at the office of EGS, 1345 Avenue of the Americas, New York, NY 10105. We will also be hosting the Special Meeting via live webcast on the Internet. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation. You can participate in the Special Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/eaststoneacquisition/2021.

Q:     Why am I receiving this proxy statement?

A:     East Stone is a blank check company incorporated in the British Virgin Islands on August 9, 2018. East Stone was formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination or other similar business combination with one or more businesses or entities. On February 24, 2020, East Stone consummated its initial public offering of 13,800,000 Public Units, which included the underwriters’ full exercise of over-allotment option, at a price of $10.00 per Unit, generating gross proceeds of $138,000,000. Simultaneously with the closing of the initial public offering, East Stone consummated the private placement of an aggregate of 350,000 Private Placement Units at a price of $10.00 per Unit, generating gross proceeds of $3,500,000. The total offering generated an aggregate amount of gross proceeds of $141,500,000 to East Stone. Like most blank check companies, East Stone’s Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

East Stone will hold the Business Combination Special Meeting to approve the Business Combination.

If East Stone’s shareholders approve the Business Combination at the Business Combination Special Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then East Stone intends to use its best efforts to complete the Business Combination on or before the Termination Date. East Stone will cancel the Special Meeting and will not implement the Extension if, on or before November 24, 2021, it completes the Business Combination. If East Stone does not implement the Extension, it will not redeem any Public Shares submitted for Redemption solely in connection with the Special Meeting (but will redeem all Public Shares submitted for Redemption in connection with the Business Combination Special Meeting). East Stone intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Memorandum and Articles of Association only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.

East Stone believes that it is in the best interests of East Stone’s shareholders to continue East Stone’s existence until the Extended Date if necessary in order to allow East Stone additional time to complete the Business Combination and is therefore holding this Special Meeting.

Q:     When and where is the Special Meeting?

A:     The Special Meeting will be held at the office of EGS, 1345 Avenue of the Americas, New York, NY 10105. We will also be hosting the Special Meeting via live webcast on the Internet. The webcast will start at 10:00 a.m. Eastern Time, on November 24, 2021.

Q:     Can I attend the Special Meeting in person?

A:     Yes. The Special Meeting will be held at the office of EGS, 1345 Avenue of the Americas, New York, NY 10105. We will also be hosting the Special Meeting via live webcast on the Internet. The webcast will start at 10:00 a.m. Eastern Time, on November 24, 2021. Any shareholder can listen to and participate in the Special Meeting live via the Internet at https://www.cstproxy.com/eaststoneacquisition/2021. Shareholders may vote and submit questions while connected to the Special Meeting on the Internet with the voter control number included on your proxy card.

Q:     What do I need in order to be able to participate in the Special Meeting online?

A:     You can attend the Special Meeting via the Internet by visiting https://www.cstproxy.com/eaststoneacquisition/2021. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Special Meeting. If you do not have a voter control number, you will be able to listen to the meeting only and you will not be able to vote or submit questions during the Special Meeting.

Q:     What are the specific proposals on which I am being asked to vote at the Special Meeting?

A:     East Stone shareholders are being asked to consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend East Stone’s amended and restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) to extend the date by which East Stone has to consummate a Business Combination (the “Extension”) from November 24, 2021 to February 24, 2022 (the “Extended Date”) (the “Extension Amendment Proposal”); and

2.      Proposal No. 2 — Adjournment Proposal — To instruct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Q:     Are the proposals conditioned on one another?

A:     Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, East Stone will not proceed with the Extension if East Stone will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. East Stone will also not proceed with the Extension if it completes the Business Combination on or before the Termination Date.

If the Extension is implemented and one or more East Stone shareholders elect to redeem their Public Shares pursuant to the Redemption (either in connection with the Special Meeting or the Business Combination Special Meeting), East Stone will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for East Stone’s use in connection with consummating the Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce East Stone’s net asset value. East Stone cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $141.61 million that was in the Trust Account as of the Record Date. In addition, East Stone will not proceed with the Extension if East Stone will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. East Stone will also not proceed with the Extension if it completes the Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, November 24, 2021, as contemplated by and in accordance with the Memorandum and Articles of Association, East Stone will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest will be net of taxes payable) divided by the number of then issued and outstanding Public Shares, which Redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such Redemption, subject to the approval of East Stone remaining shareholders and board of directors, dissolve and liquidate, subject in each case to East Stone’s obligations under British Virgin Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor, the officers and directors and the initial shareholders of East Stone waived their rights to participate in any liquidating distribution with respect to the 4,292,000 Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to East Stone’s warrants or Rights, which will expire worthless in the event East Stone dissolves and liquidates the Trust Account.

The Adjournment Proposal is conditioned on East Stone not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Special Meeting in order to seek additional time to obtain sufficient votes in support of the Extension.

Q:     Why is East Stone proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:     East Stone’s Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination(s) consummated. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow East Stone additional time to complete the Business Combination pursuant to the Business Combination Agreement, if needed.

East Stone filed a preliminary proxy statement/prospectus filed with the SEC on June 29, 2021, as amended on August 13, 2021, September 14, 2021 and October 8, 2021, and which may be further amended. While East Stone is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Special Meeting, the Board believes that it is in the best interests of East Stone shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, East Stone will have a limited additional amount of time to consummate the Business Combination. Without the Extension, East Stone believes that there is some risk that East Stone might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, East Stone would be precluded from completing the Business Combination and would be forced to liquidate even if East Stone’s shareholders are otherwise in favor of consummating the Business Combination.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce East Stone’s net asset value. East Stone cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $141.61 million that was in the Trust Account as of the Record Date.

East Stone believes that given East Stone’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that East Stone is in the best position possible to consummate the Business Combination and that it is in the best interests of East Stone’s shareholders that East Stone obtain the Extension if needed. East Stone believes the Business Combination will provide significant benefits to its shareholders. For more information about the Business Combination, see the preliminary proxy statement/prospectus filed with the SEC on June 29, 2021, as amended on August 13, 2021, September 14, 2021 and October 8, 2021, and as may be further amended.

You are not being asked to vote on the Business Combination at the Special Meeting. The vote by East Stone shareholders on the Business Combination will occur at the separate Business Combination Special Meeting of East Stone shareholders and the solicitation of proxies from East Stone shareholders in connection with such separate Business Combination Special Meeting, and the related right of East Stone shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), is the subject of a separate proxy statement/prospectus. East Stone filed a preliminary proxy statement/prospectus filed with the SEC on June 29, 2021, as amended on August 13, 2021, September 14, 2021 and October 8, 2021, and as may be further amended. If you want to ensure your Public Shares are redeemed in the event either the Business Combination is completed or the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with either the Special Meeting or the Business Combination Special Meeting.

If the Extension Amendment Proposal is not approved by East Stone’s shareholders, East Stone may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved by East Stone’s shareholders, the chairman of the Special Meeting has the power under the Memorandum and Articles to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Q:     What vote is required to approve the proposals presented at the Special Meeting?

A:     The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of Ordinary Shares entitled to vote which are present themselves or represented by proxy at the Special Meeting and which vote as of the Record Date. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Special Meeting and entitled to vote thereon.

Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Extension Amendment Proposal or the Adjournment Proposal. The presence, oneself or by proxy, at the Special Meeting of the holders of outstanding Ordinary Shares representing a majority of the voting power of all issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on both the Extension Amendment Proposal and the Adjournment Proposal.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     East Stone believes shareholders will benefit from East Stone consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which East Stone has to complete a Business Combination until the Extended Date. The Extension would give East Stone additional time to complete the Business Combination.

The Board believes that it is in the best interests of East Stone’s shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, East Stone will have a limited additional amount of time to consummate the Business Combination. Without the Extension, East Stone believes that there is some risk that East Stone might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, East Stone would be precluded from completing the Business Combination and would be forced to liquidate even if East Stone’s shareholders are otherwise in favor of consummating the Business Combination.

East Stone believes that given East Stone’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that East Stone is in the best position possible to consummate the Business Combination and that it is in the best interests of East Stone’s shareholders that East Stone obtain the Extension if needed. East Stone believes the Business Combination will provide significant benefits to its shareholders. For more information about the Business Combination, see the preliminary proxy statement/prospectus filed with the SEC on June 29, 2021, as amended on August 13, 2021, September 14, 2021 and October 8, 2021, and as may be further amended.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by East Stone’s shareholders, the chairman of the Special Meeting has the power under the Memorandum and Articles to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. The effect of the Adjournment Proposal is to require the chairman to undertake this action, rather than to leave it to his discretion.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:     How will the Sponsor, East Stone’s directors, officers and its initial shareholders vote?

A:     The Sponsor, East Stone’s directors, officers and its initial shareholders have advised East Stone that they intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The Sponsor, East Stone’s directors, officers and its initial shareholders and their respective affiliates are not entitled to redeem any founder shares in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor, East Stone’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 4,292,000 Ordinary Shares held by the Sponsor and the officers and directors of East Stone, representing approximately 24.2% of East Stone’s issued and outstanding Ordinary Shares.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:     If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established. Neither abstentions nor broker non-votes will have any effect on the outcome of the vote on any Proposal.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q:     Will you seek any further extensions to liquidate the Trust Account?

A:     Other than as described in this proxy statement, East Stone does not currently anticipate seeking any further extension to consummate a Business Combination beyond the Extended Date.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     If there are insufficient votes to approve the Extension Amendment Proposal, East Stone may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, November 24, 2021, as contemplated by and in accordance with the Memorandum and Articles of Association, East Stone will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest will be net of taxes payable) divided by the number of then issued and outstanding Public Shares, which Redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such Redemption, subject to the approval of East Stone remaining shareholders and board of directors, dissolve and liquidate, subject in each case to East Stone’s obligations under British Virgin Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor, the officers and directors and the initial shareholders of East Stone waived their rights to participate in any liquidation distribution with respect to the 4,292,000 Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to East Stone’s warrants or Rights, which will expire worthless in the event East Stone dissolves and liquidates the Trust Account.

Q:     If the Extension Amendment Proposal is approved, what happens next?

A:     If the Extension Amendment Proposal is approved, East Stone will continue to attempt to consummate the Business Combination until the Extended Date. East Stone will file an amendment to its Memorandum and Articles of Association with the British Virgin Islands to delete the existing Regulation 23.2 thereof and replacing it with the new Regulation 23.2 in the form set forth in Annex A hereto and will continue its efforts to obtain approval of the Business Combination at a special meeting and consummate the closing of the Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce East Stone’s net asset value. East Stone cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $141.61 million that was in the Trust Account as of the Record Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares (in connection with either the Special Meeting or the Business Combination Special Meeting) will reduce the amount remaining in the Trust Account and increase the percentage interest of East Stone held by East Stone’s officers, directors, the Sponsor and its affiliates. In addition, East Stone’s

Memorandum and Articles of Association provide that East Stone cannot redeem or repurchase Public Shares to the extent such redemption would result in East Stone’s failure to have at least $5,000,001 of net tangible assets upon its consummation of the Business Combination in accordance with East Stone’s Memorandum and Articles of Association. As a result, East Stone will not proceed with the Extension if East Stone will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. East Stone will also not proceed with the Extension if it completes the Business Combination on or before the Termination Date.

If we receive valid redemption requests from holders of public shares prior to the Redemption deadline, we may, at our sole discretion, following the Redemption deadline and until the date of the Special Meeting, seek and permit withdrawals by one or more of such holders of their redemption requests. We may select which holders to seek such withdrawals of redemption requests based on any factors we may deem relevant, and the purpose of seeking such withdrawals may be to increase the funds held in the Trust Account.

Q:     Am I able to exercise my redemption rights in connection with the Business Combination?

A:     If you were a holder of Ordinary Shares as of the close of business on the October 25, 2021 record date for the Business Combination Special Meeting, you will be able to vote to approve the Business Combination in the Business Combination Special Meeting. The Special Meeting relating to the Extension Amendment Proposal does not affect your right to elect to redeem your Public Shares in connection with the Business Combination, subject to any limitations set forth in the Memorandum and Articles of Association (including the requirement to submit any request for redemption in connection with the Business Combination on or before the date that is two business days before the special meeting of East Stone’s shareholders to vote on the Business Combination).

If East Stone’s shareholders approve the Business Combination at the Business Combination Special Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then East Stone intends to use its best efforts to complete the Business Combination on or before the Termination Date. East Stone will cancel the Special Meeting and will not implement the Extension if, on or before November 24, 2021, it completes the Business Combination. If East Stone does not implement the Extension, it will not redeem any Public Shares submitted for Redemption solely in connection with the Special Meeting (but will redeem all Public Shares submitted for Redemption in connection with the Business Combination Special Meeting). East Stone intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Memorandum and Articles of Association only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.

Q:     If I vote for or against the Extension Amendment Proposal, and I elect to redeem, do I need to request that my shares be redeemed?

A:     Yes. Whether you vote for or against the Extension Amendment Proposal, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares (unless you previously elected to redeem your Public Shares in connection with the Business Combination Special Meeting, in which case you do not need to take any additional action as such shares will be automatically submitted for Redemption in connection with the Special Meeting).

Q:     Will how I vote affect my ability to exercise Redemption rights?

A:     No. You may exercise your Redemption rights whether or not you are a holder of East Stone ordinary shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your ordinary shares of East Stone on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement/prospectus. As a result, the Extension can be approved by shareholders who will redeem their shares and no longer remain shareholders, leaving shareholders who choose not to redeem their shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. You may change your vote by:

•        entering a new vote by Internet or telephone;

•        sending a later-dated, signed proxy card to East Stone Acquisition Corporation, 25 Mall Road, Suite 330, Burlington, MA 01803, Attn: Chief Executive Officer, so that it is received by East Stone’s Chief Executive Officer on or before the Special Meeting; or

•        attending and voting, virtually via the Internet, during the Special Meeting.

You also may revoke your proxy by sending a notice of revocation to East Stone’s Secretary, which must be received by East Stone’s Secretary on or before the Special Meeting. Attending the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal must be approved by the affirmative vote of the holders at least 65% of Ordinary Shares entitled to vote which are present themselves or represented by proxy at the Special Meeting and which vote. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Special Meeting and entitled to vote thereon. With respect to both Proposals , abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Extension Amendment Proposal or the Adjournment Proposal.

Q:     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. East Stone believes that all of the proposals presented to the shareholders at this Special Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Special Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of the vote on any Proposal.

Q:     What constitutes a quorum at the Special Meeting?

A:     A majority of the voting power of all issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Special Meeting must be present, themselves or represented by proxy, at the Special Meeting to constitute a quorum and in order to conduct business at the Special Meeting. Abstentions (but not broker non-votes) will be counted as present for the purpose of determining a quorum. The Sponsor, directors, officers and the initial shareholders, who beneficially own approximately 24.2% of the issued and outstanding Ordinary Shares, will count towards this quorum. In the absence of a quorum, the chairman of the Special Meeting has the power to adjourn the Special Meeting to a later date or dates. As of the Record Date for the Special Meeting, Ordinary Shares would be required to achieve a quorum.

Q:     How do I vote?

A:     If you were a holder of record of Ordinary Shares on October 25, 2021, the Record Date for the Special Meeting, you may vote with respect to the proposals yourself at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 10:00 a.m., Eastern Time, on November 24, 2021.

Voting by Internet.    Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Telephone.    If available, you may dial the telephone number as provided on the proxy card and follow the instructions.

Q:     Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of East Stone and its shareholders. The Board recommends that East Stone’s shareholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of East Stone and its shareholders and recommends that East Stone’s shareholders vote “FOR” the Adjournment Proposal.

Q:     What interests do East Stone’s directors and officers have in the approval of the Extension Amendment Proposal?

A:     East Stone’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Ordinary Shares and Private Placement Warrants (as defined below) that may become exercisable in the future. See the section entitled “Special Meeting of East Stone shareholders — Interests of the Sponsor, East Stone’s Directors, Officers and Initial Shareholders” in this proxy statement.

Q:     Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:     No. There are no appraisal rights available to East Stone’s shareholders in connection with the Extension Amendment Proposal.

Q:     If I am a holder of Public Warrants or Public Rights (each as defined below), can I exercise redemption rights with respect to my Public Warrants?

A:     No. The holders of warrants issued in connection with East Stone’s initial public offering which are exercisable for one-half (1/2) of one Ordinary Share at an exercise price of $11.50 per Ordinary Share (the “Public Warrants”) and the holders of Rights issued in connection with East Stone’s initial public offering to receive one-tenth of one Ordinary Share upon consummation of East Stone’s initial Business Combination (the “Public Rights”) have no redemption rights with respect to such Public Warrants or Public Rights.

Q:     If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A:     No. Holders of outstanding Units must separate the underlying Ordinary Shares, Public Warrants and Public Rights prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver (a) a conversion notice and (b) the certificate for such Units to Continental Stock Transfer & Trust Company, East Stone’s transfer agent, with written instructions to separate such Units into Public Shares, Public Warrants and Public Rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of Continental Stock Transfer & Trust Company is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, East Stone’s transfer agent. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares, Public Warrants and Public Rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     How do I exercise my redemption rights?

A:     In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, East Stone’s shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Special Meeting, including interest earned on the funds held in the Trust Account and not previously released to East Stone to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated February 19, 2020, filed in connection with East Stone’s initial public offering. If you elect to redeem your Public Shares in connection with the Business Combination Special Meeting, you do not need to request to redeem your shares in connection with the Special Meeting, as such shares will be automatically submitted for Redemption in connection with the Special Meeting.

In order to exercise your redemption rights (unless you have elected to redeem your Public Shares in connection with the Business Combination Special Meeting, in which case you do not need to take any additional action as such shares will be automatically submitted for Redemption in connection with the Special Meeting), you must: (i) if you hold Units, separate the underlying Public Shares, Public Warrants and Rights, and (ii) unless you have already done so in connection with the Business Combination Special Meeting, on or before 5:00 p.m., Eastern Time, on November 22, 2021 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that East Stone redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, the transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

East Stone shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is East Stone’s understanding that East Stone shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, East Stone does not have any control over this process and it may take longer than two weeks. East Stone shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Whether or not, or how, you vote on Extension Amendment Proposal, will not affect your eligibility for exercising redemption rights. If the Extension Amendment Proposal is not approved, then no Public Shares will be converted into cash in connection with the Extension.

East Stone shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender a conversion notice and their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment at the Special Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q:     What should I do if I receive more than one set of voting materials for the Special Meeting?

A:     You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares. Separate voting materials will be mailed to East Stone shareholders for the Business Combination Special Meeting. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the Special Meeting and the Business Combination Special Meeting.

Q:     Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:     East Stone will pay the cost of soliciting proxies for the Special Meeting. East Stone has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. East Stone will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of East Stone may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

East Stone Acquisition Corporation
25 Mall Road, Suite 330
Burlington, MA
Attention: Chunyi (Charlie) Hao
(781) 202-9128

You may also contact the proxy solicitor for East Stone at:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Tel: (800) 662-5200 or banks and brokers can call at (203) 658-9400
Email: ESSC.info @morrowsodali.com

To obtain timely delivery, East Stone shareholders must request the materials no later than November 17, 2021, or five business days prior to the date of the Special Meeting. You may also obtain additional information about East Stone from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., Eastern Time, on November 22, 2021 (two business days before the Special Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” unless you have already done so in connection with the Business Combination Special Meeting. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

SPECIAL MEETING OF EAST STONE SHAREHOLDERS

This proxy statement is being provided to East Stone shareholders as part of a solicitation of proxies by the Board for use at the Special Meeting of East Stone shareholders to be held on November 24, 2021, and at any adjournment thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about November 10, 2021 to all shareholders of record of East Stone as of October 25, 2021, the record date for the Special Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting.

Date, Time and Place of Special Meeting

The Special Meeting will be held at 10:00 a.m., Eastern Time, on November 24, 2021 via live webcast by visiting https://www.cstproxy.com/eaststoneacquisition/2021. The Special Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Special Meeting

At the Special Meeting, East Stone shareholders will consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend East Stone’s Memorandum and Articles of Association to extend the date by which East Stone has to consummate a Business Combination from November 24, 2021 to the Extended Date; and

2.      Proposal No. 2 — Adjournment Proposal — To instruct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

Voting Power; Record Date

As a shareholder of East Stone, you have a right to vote on certain matters affecting East Stone. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned Ordinary Shares at the close of business on October 25, 2021, which is the Record Date for the Special Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 17,703,500 issued and outstanding Ordinary Shares, of which 13,800,000 Ordinary Shares are held by East Stone public shareholders, 4,292,000 Ordinary Shares are held by East Stone initial shareholders and 103,500 shares are held by I-Bankers Securities, Inc. and its designee, EarlyBird, the underwriter in East Stone’s initial public offering.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Special Meeting

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of Ordinary Shares entitled to vote which are present themselves or represented by proxy at the Special Meeting and which vote. The presence, oneself or by proxy, at the Special Meeting of the holders of shares of outstanding Ordinary Shares representing a majority of the voting power of all issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Special Meeting and entitled to vote thereon. The presence, oneself or by proxy, at the Special Meeting of the holders of shares of outstanding Ordinary Shares representing a majority of the voting power of all issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal.

It is possible that East Stone will not be able to complete its initial Business Combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal is approved. If East Stone fails to complete its initial Business Combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal is approved, East Stone will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders.

Voting Your Shares — Shareholders of Record

If you are an East Stone shareholder of record, you may vote by mail, Internet or telephone. Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail.    You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 10:00 a.m., Eastern Time, on November 24, 2021.

Voting by Internet.    Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Telephone.    If available, you may dial the telephone number as provided on the proxy card and follow the instructions.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from East Stone. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Special Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Special Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Special Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental Stock Transfer & Trust Company. Requests for registration should be directed to proxy@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on November 22, 2021.

You will receive a confirmation of your registration by email after East Stone receives your registration materials. You may attend the Special Meeting by visiting https://www.cstproxy.com/eaststoneacquisition/2021. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the meeting. Follow the instructions provided to vote. East Stone encourages you to access the meeting prior to the start time leaving ample time for the check in.

Attending the Special Meeting

The Special Meeting will be held at the office of EGS, 1345 Avenue of the Americas, New York, NY 10105. We will also be hosting the Special Meeting via live webcast on the Internet. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation. You can participate in the Special Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/eaststoneacquisition/2021 and entering the voter control number included on your proxy card. In order to vote or submit a question during the Special Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the meeting only by registering as a guest and you will not be able to vote or submit your questions during the meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may send a later-dated, signed proxy card to East Stone Acquisition Corporation, 25 Mall Road, Suite 330, Burlington, MA 01803, Attn: Chief Executive Officer, so that it is received by East Stone’s Chief Executive Officer on or before the Special Meeting; or

•        you may attend the Special Meeting, revoke your proxy, and vote oneself, as indicated above.

No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

East Stone will hold the Business Combination Special Meeting to approve the Business Combination.

If East Stone’s shareholders approve the Business Combination at the Business Combination Special Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then East Stone intends to complete the Business Combination on or before the Termination Date. East Stone will cancel the Special Meeting and will not implement the Extension if, on or before November 24, 2021, it completes the Business Combination. If East Stone does not implement the Extension, it will not redeem any Public

Shares submitted for Redemption solely in connection with the Special Meeting (but will redeem all Public Shares submitted for Redemption in connection with the Business Combination Special Meeting). East Stone intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Memorandum and Articles of Association only if it has determined that it may not be able to complete the Business Combination on or before the Termination Date.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali LLC, East Stone’s proxy solicitor, at (800) 662-5200 or banks and brokers can call at (203) 658-9400.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, East Stone will not proceed with the Extension if East Stone will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. East Stone will also not proceed with the Extension if it completes the Business Combination on or before the Termination Date.

Whether or not, or how, you vote on Extension Amendment Proposal, will not affect your eligibility for exercising redemption rights. In order to exercise your redemption rights (unless you have elected to redeem your Public Shares in connection with the Business Combination Special Meeting, in which case you do not need to take any additional action as such shares will be automatically submitted for Redemption in connection with the Special Meeting), you must:

•        if you hold Units, separate the underlying Public Shares, the Public Warrants and Rights;

•        unless you have already done so in connection with the Business Combination Special Meeting, on or before 5:00 p.m., Eastern Time, on November 22, 2021 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that East Stone redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, the transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

and

•        unless you have already done so in connection with the Business Combination Special Meeting, deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Special Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender a conversion notice and their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Special Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares, Public Warrants and Rights prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver a conversion notice and your certificate for such Units to Continental Stock Transfer & Trust Company, the transfer agent, with written instructions to separate such Units into Public Shares, Public Warrants and Rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, the transfer agent. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares, Public Warrants and Rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by East Stone’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $141.61 million as of the Record Date. Prior to their exercising redemption rights, East Stone shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.    You will have no right to participate in, or have any interest in, the future growth of East Stone, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved and East Stone does not consummate an initial Business Combination on or before the Termination Date, East Stone will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders and all of East Stone’s warrants and Rights will expire and be worthless.

Your right to redeem in connection with the Special Meeting relating to the Extension Amendment Proposal does not affect the right of East Stone shareholders to elect to redeem their Public Shares in connection with the Business Combination, which is a separate and additional redemption right available to East Stone shareholders. Shareholders of East Stone seeking to exercise their redemption rights in connection with the Business Combination should follow the instructions for the exercise of such rights set forth in the proxy statement/prospectus relating to the Business Combination Special Meeting. East Stone filed a preliminary proxy statement/prospectus filed with the SEC on June 29, 2021, as amended on August 13, 2021, September 14, 2021 and October 8, 2021, and which may be further amended.

Appraisal Rights

There are no appraisal rights available to East Stone’s shareholders in connection with the Extension Amendment Proposal.

Proxy Solicitation Costs

East Stone is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. East Stone has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. East Stone and its directors, officers and employees may also solicit proxies on the Internet. East Stone will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

East Stone will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. East Stone will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to East Stone shareholders. Directors, officers and employees of East Stone who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Sponsor, East Stone’s Directors, Officers and Initial Shareholders

When you consider the recommendation of the Board, East Stone shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board, officers and the initial shareholders of East Stone have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to East Stone shareholders that they approve the Extension Amendment Proposal. East Stone shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•        if the Extension Amendment Proposal is not approved and East Stone does not consummate a Business Combination on or before the Termination Date, as contemplated by East Stone’s initial public offering prospectus and in accordance with the Memorandum and Articles of Association, the Ordinary Shares and Private Placement Units held by the Sponsor, East Stone’s directors, officers and initial Shareholders will be worthless. Such securities had an aggregate market value of approximately $37.00 million based upon the closing prices of East Stone’s ordinary shares and units on November 4, 2021;

•        an aggregate of 350,000 Private Placement Units were issued to the Sponsor, the anchor investors and I-Bankers simultaneously with the consummation of the initial public offering and over-allotment option. Such units had an aggregate market value of $3,846,500 based upon the closing price of East Stone’s units of $10.99 per unit on Nasdaq on October 22, 2021, the last day prior to November 4, 2021 on which there was trading in East Stone’s units.

•        the fact that the Sponsor, East Stone’s directors, officers and initial shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a proposed initial Business Combination;

•        the fact that the Sponsor, East Stone’s directors, officers and initial shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any of the 4,292,000 Ordinary Shares held by them if East Stone fails to complete an initial business combination on or before the Termination Date, and the Extension Amendment Proposal is not approved;

•        East Stone’s officers and directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on East Stone’s behalf, such as identifying and investigating possible business targets and business combinations. These expenses will be repaid upon completion of the Business Combination with JHD. However, if East Stone fails to consummate the Business Combination, they will not have any claim against the Trust Account for repayment or reimbursement.

•        the fact that on February 23, 2021, East Stone issued an unsecured promissory note to Chunyi (Charlie) Hao for a principal amount of up to $500,000 for working capital purposes. The note bears no interest and is repayable in full upon the earlier of the consummation of East Stone’s initial Business Combination and the date of the winding up of East Stone. The note may also be converted into Working Capital Units at a price of $10.00 per Unit at the option of the holder of the note upon the consummation of East Stone’s initial business combination. As of the date hereof, East Stone borrowed an aggregate of $300,000 under the note;

•        Xiaoma (Sherman) Lu, East Stone’s Chief Executive Officer and a member of its board of directors, has received an offer to serve as President and Vice Chairman of Pubco and as a member of Pubco’s board of directors following the consummation of the Business Combination. Certain of East Stone’s other officers and directors, including Chunyi (Charlie) Hao, may also receive offers of post-closing employment with Pubco. Such employment may provide Mr. Lu and such other individuals with compensation, including equity incentives;

•        the right of the Sponsor to hold ordinary shares of Pubco following the Business Combination, subject to certain lock-up periods;

•        the continued indemnification of East Stone’s existing directors and officers and the continuation of East Stone’s directors’ and officers’ liability insurance after the Business Combination and pursuant to the Business Combination Agreement;

•        the fact that the Sponsor, East Stone’s officers and directors will lose their entire investment in East Stone and will not be reimbursed for any out-of-pocket expenses if an initial Business Combination is not consummated on or before the Termination Date, and the Extension Amendment Proposal is not approved; and

•        if the Trust Account is liquidated, including in the event East Stone is unable to complete an initial Business Combination within the required time period, the Sponsor has agreed to indemnify East Stone to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which East Stone has entered into an acquisition agreement or claims of any third party for services rendered or products sold to East Stone, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account. In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. However, the Sponsor may not be able to satisfy those obligations. Other than as described above, none of East Stone’s other officers or directors will indemnify East Stone for claims by third parties including, without limitation, claims by vendors and prospective target businesses. East Stone has not independently verified whether the Sponsor has sufficient funds to satisfy the indemnity obligations and believe that the Sponsor’s only assets are securities of East Stone Company. East Stone believes the likelihood of the Sponsor having to indemnify the Trust Account is limited because East Stone will endeavor to have all vendors and prospective target businesses as well as other entities execute agreements with the company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Additionally, if the Extension Amendment Proposal is approved and East Stone consummates an initial Business Combination, the officers and directors may have additional interests as described in the proxy statement/prospectus for such transaction.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

East Stone is proposing to amend its Memorandum and Articles of Association to extend the date by which East Stone has to consummate a Business Combination to the Extended Date so as to give East Stone additional time to complete the Business Combination. A copy of the proposed amendment to the Memorandum and Articles of Association of East Stone is attached to this proxy statement as part of Annex A.

The Business Combination qualifies as a “business combination” under East Stone’s Memorandum and Articles of Association.

The Business Combination Special Meeting is scheduled to be held to approve the Business Combination. While East Stone is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Special Meeting, the Board believes that it is in the best interests of East Stone shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, East Stone will have a limited additional amount of time to consummate the Business Combination. Without the Extension, East Stone believes that there is some risk that East Stone might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, East Stone would be precluded from completing the Business Combination and would be forced to liquidate even if East Stone’s shareholders are otherwise in favor of consummating the Business Combination.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce East Stone’s net asset value. East Stone cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $141.61 million that was in the Trust Account as of the Record Date.

East Stone believes that given East Stone’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that East Stone is in the best position possible to consummate the Business Combination and that it is in the best interests of East Stone’s shareholders that East Stone obtain the Extension if needed. East Stone believes the Business Combination will provide significant benefits to its shareholders. For more information about the Business Combination, see the preliminary proxy statement/prospectus filed with the SEC on June 29, 2021, as amended on August 13, 2021, September 14, 2021 and October 8, 2021, and which may be further amended.

As contemplated by the Memorandum and Articles of Association, the holders of East Stone’s Ordinary Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented.

On the Record Date, the redemption price per share was approximately $10.26 (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $141.61 million as of the Record Date (including interest not previously released to East Stone to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Ordinary Shares on the Nasdaq Capital Market on November 4, 2021 was $10.23. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.03 more per share than if the stock was sold in the open market. East Stone cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. East Stone believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if East Stone does not complete the Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

East Stone’s Memorandum and Articles of Association provide that East Stone has until the Termination Date to complete a Business Combination. East Stone and its officers and directors agreed that they would not seek to amend East Stone’s Memorandum and Articles of Association to allow for a longer period of time to complete a Business Combination unless East Stone provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. While East Stone is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Special Meeting, the Board believes that it is in the best interests of East Stone shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, East Stone will have a limited additional amount of time to consummate the Business Combination. Without the Extension, East Stone believes that there is some risk that East Stone might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, East Stone would be precluded from completing the Business Combination and would be forced to liquidate even if East Stone’s shareholders are otherwise in favor of consummating the Business Combination.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce East Stone’s net asset value. East Stone cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $141.61 million that was in the Trust Account as of the Record Date.

The Extension Amendment Proposal is essential to allowing East Stone additional time to consummate the Business Combination in the event the Business Combination is for any reason not completed on or before the Termination Date. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. East Stone will not proceed with the Extension if East Stone will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. East Stone will also not proceed with the Extension if it completes the Business Combination on or before the Termination Date.

East Stone believes that given East Stone’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that East Stone is in the best position possible to consummate the Business Combination and that it is in the best interests of East Stone’s shareholders that East Stone obtain the Extension if needed. East Stone believes the Business Combination will provide significant benefits to its shareholders. For more information about the Business Combination, see the preliminary proxy statement/prospectus filed with the SEC on June 29, 2019, as amended on August 13, 2021, September 14, 2021 and October 8, 2021, and which may be further amended.

If East Stone’s shareholders approve the Business Combination at the Business Combination Special Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then East Stone intends to use its best efforts to complete the Business Combination on or before the Termination Date. East Stone will cancel the Special Meeting and will not implement the Extension if, on or before August 2021, it completes the Business Combination. If East Stone does not implement the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Special Meeting (but will redeem all Public Shares submitted for Redemption in connection with the Business Combination Special Meeting). East Stone intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Memorandum and Articles of Association only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, as contemplated by and in accordance with the Memorandum and Articles of Association, East Stone will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest will be net of taxes payable) divided by the number of then issued and outstanding Public Shares, which Redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such Redemption, subject to the approval of East Stone remaining shareholders and board of directors, dissolve and liquidate, subject in each case to East Stone’s obligations under British Virgin Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor, the officers and directors and the initial shareholders of East Stone have waived their rights to participate in any liquidation distribution with respect to 4,292,000 Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to East Stone’s warrants or Rights, which will expire worthless in the event East Stone dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, East Stone intends to amend the Memorandum and Articles of Association to delete the existing Regulation 23.2 thereof and replacing it with the new Regulation 23.2 in the form of Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date. East Stone will then continue to attempt to consummate a Business Combination until the Extended Date. East Stone will remain a reporting company under the Securities and Exchange Act of 1934 (the “Exchange Act”) and its Units, Ordinary Shares, Public Warrants and Rights will remain publicly traded during this time.

You are not being asked to vote on the Business Combination at the Special Meeting. The vote by East Stone shareholders on the Business Combination will occur at the separate Business Combination Special Meeting of East Stone shareholders and the solicitation of proxies from East Stone shareholders in connection with such separate Business Combination Special Meeting, and the related right of East Stone shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), is the subject of a separate proxy statement/prospectus. East Stone filed a preliminary proxy statement/prospectus filed with the SEC on June 29, 2021, as amended on August 13, 2021, September 14, 2021 and October 8, 2021, and which may be further amended. If you want to ensure your Public Shares are redeemed in the event either the Business Combination is completed or the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with either the Special Meeting or the Business Combination Special Meeting.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce East Stone’s net asset value. East Stone cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $141.61 million that was in the Trust Account as of the Record Date. In addition, East Stone will not proceed with the Extension if East Stone will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. East Stone will also not proceed with the Extension if it completes the Business Combination on or before the Termination Date.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, East Stone will not proceed with the Extension if East Stone will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. East Stone will also not proceed with the Extension if it completes the Business Combination on or before the Termination Date.

Whether or not, or how, you vote on Extension Amendment Proposal, will not affect your eligibility for exercising redemption rights. In order to exercise your redemption rights (unless you have elected to redeem your Public Shares in connection with the Business Combination Special Meeting, in which case you do not need to take any additional action as such shares will be automatically submitted for Redemption in connection with the Special Meeting), you must:

•        if you hold Units, separate the underlying Public Shares, Public Warrants and Rights;

•        unless you have already done so in connection with the Business Combination Special Meeting, on or before 5:00 p.m., Eastern Time, on November 22, 2021 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that East Stone redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, the transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

and

•        unless you have already done so in connection with the Business Combination Special Meeting, deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Special Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender a conversion notice and their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Special Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares, Public Warrants and Rights prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver a conversion notice and the certificate for such Units to Continental Stock Transfer & Trust Company, the transfer agent, with written instructions to separate such Units into Public Shares, Public Warrants and Rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, the transfer agent. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares, Public Warrants and Rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by East Stone’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $141.61 million as of the Record Date. Prior to their exercising redemption rights, East Stone shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of East Stone, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If East Stone does not consummate an initial Business Combination on or before the Termination Date, and the Extension Amendment Proposal is not approved, East Stone will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders and all of East Stone’s warrants and Rights will expire worthless.

Your right to redeem in connection with the Special Meeting relating to the Extension Amendment Proposal does not affect the right of East Stone shareholders to elect to redeem their Public Shares in connection with the Business Combination, which is a separate and additional redemption right available to East Stone shareholders. Shareholders of East Stone seeking to exercise their redemption rights in connection with the Business Combination should follow the instructions for the exercise of such rights set forth in the proxy statement/prospectus relating to the Business Combination Special Meeting. East Stone filed a preliminary proxy statement/prospectus filed with the SEC on June 29, 2021 as amended on August 13, 2021, September 14, 2021 and October 8, 2021, and which may be further amended.

Certain Material U.S. Federal Income Tax Consequences

The following discussion sets forth the material U.S. federal income tax consequences to the U.S. Holders (as defined below) of Public Shares, Warrants or Rights of the election to have Public Shares redeemed for cash. The information set forth in this section is based on the Code, its legislative history, final, temporary and proposed treasury regulations promulgated thereunder (“Treasury Regulations”), published rulings and court decisions, all as currently in effect. These authorities are subject to change or differing interpretations, possibly on a retroactive basis.

For purposes of this summary, a “U.S. Holder” means a beneficial owner of Public Shares, Warrants or Rights that is for U.S. federal income tax purposes:

•        an individual citizen or resident of the United States;

•        a corporation (or other entity treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate whose income is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•        a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

This discussion does not address all aspects of U.S. federal income taxation that may be relevant to any particular holder based on such holder’s individual circumstances. In particular, this discussion considers only holders that hold Public Shares, Warrants or Rights as capital assets within the meaning of Section 1221 of the Code. This discussion does not address the alternative minimum tax, the Medicare tax on net investment income, or the U.S. federal income tax consequences to holders that are subject to special rules, including:

•        financial institutions or financial services entities;

•        broker-dealers;

•        persons that are subject to the mark-to-market accounting rules under Section 475 of the Code;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies;

•        real estate investment trusts;

•        certain expatriates or former long-term residents of the United States;

•        persons that acquired Public Shares, Warrants or Rights pursuant to an exercise of employee options, in connection with employee incentive plans or otherwise as compensation;

•        persons that hold Public Shares as part of a straddle, constructive sale, hedging, redemption or other integrated transaction;

•        persons whose functional currency is not the U.S. dollar;

•        controlled foreign corporations;

•        passive foreign investment companies;

•        persons required to accelerate the recognition of any item of gross income with respect to Public Shares as a result of such income being recognized on an applicable financial statement; and

•        persons who actually or constructively own 5 percent or more of Public Shares (except as specifically provided below); or the Sponsor or its affiliates.

This discussion does not address any tax laws other than the U.S. federal income tax law, such as gift or estate tax laws, state, local or non-U.S. tax laws or, except as discussed herein, any tax reporting obligations of a holder of Public Shares, Warrants or Rights. Additionally, this discussion does not address the tax treatment of partnerships or other pass-through entities or persons who hold Public Shares, Warrants or Rights through such entities. If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of Public Shares, Warrants or Rights, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Additionally, this discussion does not address the conversion of Warrants (including the Private Warrants) into Public Shares. Holders of Warrants should consult with their own tax advisors regarding the particular tax consequences to them of holding, exercising or disposing of the Warrants.

THE U.S. FEDERAL INCOME TAX TREATMENT OF THE BENEFICIAL OWNERS OF PUBLIC SHARES, WARRANTS OR RIGHTS MAY BE AFFECTED BY MATTERS NOT DISCUSSED HEREIN AND DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW FOR WHICH NO CLEAR PRECEDENT OR AUTHORITY MAY BE AVAILABLE. WE URGE BENEFICIAL OWNERS OF PUBLIC SHARES WHO CHOOSE TO HAVE THEIR ORDINARY SHARES REDEEMED FOR CASH TO CONSULT THEIR TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES TO SUCH HOLDER.

Certain U.S. Federal Income Tax Considerations of Exercising Redemption Rights

This section is addressed to U.S. Holders of Public Shares that elect to have their ordinary shares of East Stone redeemed for cash (we refer to these U.S. Holders as “Redeeming U.S. Holders”). A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the Redemption and such shareholder’s adjusted basis in the ordinary shares of East Stone exchanged therefor if the Redeeming U.S. Holder’s ownership of shares in East Stone is completely terminated or if the Redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of stock in East Stone is treated as completely terminated. If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such stock is more than one year at the time of the exchange. Shareholders who hold different blocks of ordinary shares of East Stone (generally, ordinary shares of East Stone purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon Redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the Redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the Redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just stock actually owned but also any stock underlying a right to acquire stock, such as the East Stone Warrants, and also, in some cases, stock owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the Redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting stock (including all classes which carry voting rights) of East Stone is reduced immediately after the Redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such stock immediately before the Redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding ordinary shares (both voting and nonvoting) immediately after the Redemption is reduced to less than 80% of such percentage ownership immediately before the Redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the Redemption, less than 50% of the total combined voting power of all classes of shares of East Stone entitled to vote. Whether the Redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. Holder. At a minimum, however, the Redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of East Stone. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the Redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the Redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the Redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the Public Shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares.

As these rules are complex, U.S. Holders of Public Shares considering exercising their Redemption rights should consult their own tax advisors as to whether the Redemption will be treated as a sale or as a distribution under the Code.

Passive Foreign Investment Company

A foreign (i.e., non-U.S.) corporation will be a “passive foreign investment company” (a “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year of such foreign corporation, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because East Stone is a blank check company, with no current active business, we believe that it is likely that East Stone will meet the PFIC asset or income test for its current taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to East Stone is uncertain. After the acquisition of a company or assets in a business combination, East Stone may still meet one of the PFIC tests depending on the timing of the acquisition and the amount of its passive income and assets as well as the passive income and assets of the acquired business. If the company that East Stone acquires in a business combination is a PFIC, then we will likely not qualify for the start-up exception and will be a PFIC for our current taxable year. The actual PFIC status of East Stone for its current taxable year or any subsequent taxable year, however, will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to the status of East Stone as a PFIC for its current taxable year or any future taxable year.

If East Stone is determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder of our securities and, in the case of our ordinary shares, the U.S. Holder did not make a timely Qualified Electing Fund (a “QEF”) election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) such ordinary shares, a QEF election along with a deemed sale (or purging) election, or a “mark-to-market” election, each as described below, such holder generally will be subject to special rules for regular U.S. federal income tax purposes with respect to:

•        any gain recognized by the U.S. Holder on the sale or other disposition of our securities; and

•        any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of our securities during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for our securities).

Under these rules,

•        the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for our securities;

•        the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•        the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year(s) of the U.S. Holder.

In general, if East Stone is determined to be a PFIC, a U.S. Holder may avoid the PFIC tax consequences described above in respect to our ordinary shares by making a timely QEF election (or a QEF election along with a purging election). Pursuant to the QEF election, a U.S. Holder generally will be required to include in income its pro rata share of the net capital gains of East Stone (as long-term capital gain) and our other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends if we are treated as a PFIC for that taxable year. A U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A U.S. Holder may not make a QEF election with respect to its Warrants or Rights to acquire Public Shares. As a result, if a U.S. Holder sells or otherwise disposes of such Warrants or Rights (other than upon exchange of Warrants or conversion of such Rights), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if East Stone were a PFIC at any time during the period the U.S. Holder held the Warrants or Rights. If a U.S. Holder that exercises such Warrants or Rights properly makes a QEF election with respect to the newly acquired Public Shares (or has previously made a QEF election will continue to apply with respect to our ordinary shares), the QEF election will apply to the newly acquired ordinary shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired ordinary shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the U.S. Holder held the Warrants or Rights), unless the U.S. Holder makes a purging election under the PFIC rules. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the U.S. Holder will have a new basis and holding period in the ordinary shares acquired upon the exercise of the Warrants or the conversion of the Rights by the gain recognized and will also have a new holding period in such ordinary shares for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from East Stone. If East Stone determines it is a PFIC for any taxable year, we will endeavor to provide to a U.S. Holder upon request such information as the IRS may require, including a PFIC annual information statement, in order to enable the U.S. Holder to make and maintain a QEF election. However, there is no assurance that East Stone will have timely knowledge of its status as a PFIC or of the required information to be provided.

If a U.S. Holder has made a QEF election with respect to Public Shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our ordinary shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, for regular U.S. federal income tax purposes, U.S. Holders of a QEF generally are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such U.S. Holders. The adjusted tax basis of a U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to the PFIC status of East Stone will be made annually, an initial determination we are a PFIC will generally apply for subsequent years to a U.S. Holder who held our securities while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A U.S. Holder who makes the QEF election discussed above for the first taxable year East Stone is a PFIC in which the U.S. Holder holds (or is deemed to hold) our ordinary shares, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of East Stone that ends within or with a taxable year of the U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of the taxable years in which East Stone is a PFIC and the U.S. Holder holds (or is deemed to hold) our ordinary shares, the PFIC rules discussed above will continue to apply to such shares unless the holder files on a timely filed U.S. federal income tax return (including extensions) a QEF election and a purging election to recognize under the rules of Section 1291 of the Code any gain that the U.S. Holder would otherwise recognize if the U.S. Holder had sold our shares for their fair market value on the “qualification date.” The qualification date is the first day of the tax year in which East Stone qualifies as a QEF with respect to such U.S. Holder. The purging election can only be made if such U.S. Holder held Public Shares on the qualification date. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the U.S. Holder will increase the adjusted tax basis in the Public Shares by the amount of the gain recognized and will also have a new holding period in the shares for purposes of the PFIC rules.

Alternatively, if a U.S. Holder, at the close of its taxable year, owns (or is deemed to own) shares in a PFIC that are treated as marketable shares, the U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the U.S. Holder makes a valid mark-to-market election for the first taxable year of the U.S. Holder in which the U.S. Holder holds (or is deemed to hold) Public Shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its ordinary shares as long as such shares continue to be treated as marketable shares. Instead, in general, the U.S. Holder will include as ordinary income each year that East Stone is treated as a PFIC the excess, if any, of the fair market value of such U.S. Holder’s ordinary shares at the end of its taxable year over the adjusted basis in its ordinary shares. The U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its Public Shares over the fair market value of such ordinary shares at the end of the U.S. Holder’s taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. Holder’s adjusted tax basis in its Public Shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the ordinary shares in a taxable year in which we are treated as a PFIC will be treated as ordinary income. Special tax rules may also apply if a U.S. Holder makes a mark-to-market election for a taxable year after the first taxable year in which the U.S. Holder holds (or is deemed to hold) Public Shares and for which we are treated as a PFIC. Currently, a mark-to-market election may not be made with respect to the Warrants or Rights.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Stock Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to the East Stone ordinary shares under their particular circumstances.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may be required to file an IRS Form 8621 (whether or not a QEF or market-to-market election is or has been made) with such U.S. Holder’s U.S. federal income tax return and provide such other information as may be required by the U.S. Treasury Department.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of East Stone securities should consult their own tax advisors concerning the application of the PFIC rules to our securities under their particular circumstances.

Information Reporting and Backup Withholding

Certain U.S. Holders are required to report information to the IRS relating to an interest in “specified foreign financial assets,” including shares issued by a non-U.S. corporation, for any year in which the aggregate value of all specified foreign financial assets exceeds US$50,000 (or a higher dollar amount prescribed by the IRS), subject to certain exceptions (including an exception for shares held in custodial accounts maintained with a United States financial institution). These rules also impose penalties if a U.S. Holder is required to submit such information to the IRS and fails to do so.

Dividend payments with respect to Public Shares and proceeds from the sale, exchange or redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding at a current rate of 24%. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes any other required certification on IRS Form W-9 or who is otherwise exempt from backup withholding. U.S. Holders who are required to establish their exempt status generally must provide such certification on IRS Form W-9. U.S. Holders are urged to consult their tax advisors regarding the application of the U.S. information reporting and backup withholding rules.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against your U.S. federal income tax liability, and you may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and timely furnishing any required information. Transactions effected through certain brokers or other intermediaries may be subject to withholding taxes (including backup withholding), and such brokers or intermediaries may be required by law to withhold such taxes.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. East Stone once again urges you to consult with your tax advisor to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the redemption of Public Shares in connection with the Extension Amendment.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of Ordinary Shares entitled to vote which are present themselves or represented by proxy at the Special Meeting and which vote. Failure to vote by proxy or to vote oneself at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT EAST STONE SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will instruct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to East Stone’s shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by East Stone’s shareholders, the chairman of the Special Meeting has the power under the Memorandum and Articles to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal. The effect of the Adjournment Proposal is to require the chairman to undertake this action, rather than to leave it to his discretion.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Special Meeting and entitled to vote thereon. Failure to vote by proxy or to vote oneself at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT EAST STONE SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BUSINESS OF EAST STONE AND CERTAIN INFORMATION ABOUT EAST STONE

General

East Stone is a blank check company formed as a British Virgin Islands business company for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Prior to executing the Business Combination Agreement with JHD, East Stone’s efforts were limited to organizational activities, completion of its initial public offering and the evaluation of possible business combinations.

On February 24, 2020, East Stone consummated its initial public offering of 12,000,000 units. The units were sold at an offering price of $10.00 per unit, generating total gross proceeds of $120,000,000. I-Bankers acted as sole-book running manager and EarlyBird Capital, Inc. (“EarlyBird”) acted as co-manager. The securities sold in the initial public offering were registered under the Securities Act on registration statements on Form S-1 (File Nos. 333-235949 and 333-236527). The SEC declared the registration statements effective on February 19, 2020. Pursuant to the underwriting agreement, dated February 19, 2020, East Stone granted the underwriters in the initial public offering a 30-day option to purchase up to 1,800,000 additional units solely to cover over-allotments. Simultaneously with the consummation of the initial public offering, the underwriters exercised the over-allotment option in full.

Simultaneously with the closing of the initial public offering, pursuant to those certain unit subscription agreements, dated as of February 20, 2020 (the “Private Placement Agreements”), by and between each of the Sponsor, I-Bankers, Hua Mao and Cheng Zhao, on the one hand, and East Stone, on the other hand, East Stone completed the private sale of an aggregate of 350,000 Private Placement Units, at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to us of $3,500,000. Pursuant to the Private Placement Agreements, 167,000 Private Placement Units were purchased by the Sponsor, an aggregate of 108,000 Private Placement Units were purchased by Hua Mao and Cheng Zhao separately and not together, and 75,000 Private Placement units were purchased by I-Bankers.

The Private Placement Units are identical to the units sold in the initial public offering, except that Private Warrants that are part of the Private Placement Units are not redeemable by East Stone so long as they are held by the original holders or their permitted transferees. In addition, for as long as the warrants that are part of the Private Placement Units are held by I-Bankers or its designees or affiliates, they may not be exercised after five years from the effective date of the registration statement of the initial public offering. No underwriting discounts or commissions were paid with respect to such sales. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4 (a)(2), Regulation D and/or Regulation S of the Securities Act.

On February 19, 2020, East Stone issued an aggregate of 103,500 ordinary shares (the “Representative’s Shares”) to I-Bankers, and its designee, EarlyBird, in connection with their services as underwriters for the initial public offering and as a result of the full exercise of the over-allotment option. Such ordinary shares were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

On February 24, 2020, East Stone issued an aggregate of 690,000 warrants, exercisable at $12.00 per full share, to I-Bankers and its designee, EarlyBird, in connection with their services as underwriters for the initial public offering and as a result of the full exercise of the over-allotment option.

A total of $141,500,000 of gross proceeds was raised from the initial public offering and the sale of Private Placement Units.

Effective May 24, 2021, East Stone extended the date by which it has to consummate a business combination (the “Initial Funded Extension”) from May 24, 2021 to August 24, 2021 (the “First Extension”). Effective August 23, 2021, East Stone extended the date by which it has to consummate a business combination from August 24, 2021 to November 24, 2021 (the “Second Extension” and, together with the First Extension, the “Extensions”). JHD loaned to East Stone a sum of $1,380,000 on the Sponsor’s behalf in order to support the First Extension, such loan being made pursuant to the terms of the Original Business Combination Agreement. JHD also loaned East Stone an additional $1,380,000 to support the Second Extension. The loaned funds were deposited into East Stone’s Trust Account. The loans are non-interest bearing and will be payable upon the earlier of (i) the consummation of the Transactions and (ii) East Stone’s liquidation. As of August 24, 2021, the date on which the $1.38 million was paid for the Second Extension, there was approximately $141,602,947 held in the Trust Account (or approximately $10.26 per public share).

The Proposed Business Combination

As previously announced, East Stone entered into the Business Combination Agreement, dated as of February 16, 2021, as amended as of June 25, 2021, as amended and restated as of September 13, 2021 and as further amended and restated as of October 7, 2021, and as may be further amended, by and among East Stone, JHD, Navy Sail International Limited, Pubco, Merger Sub, the Primary Seller, the Seller and the Sponsor. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination. While East Stone is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Special Meeting, the Board believes that it is in the best interests of East Stone shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, East Stone will have a limited additional amount of time to consummate the Business Combination. Without the Extension, East Stone believes that there is some risk that East Stone might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, East Stone would be precluded from completing the Business Combination and would be forced to liquidate even if East Stone’s shareholders are otherwise in favor of consummating the Business Combination.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce East Stone’s net asset value. East Stone cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $141.61 million that was in the Trust Account as of the Record Date. In addition, East Stone will not proceed with the Extension if East Stone will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. East Stone will also not proceed with the Extension if it completes the Business Combination on or before the Termination Date.

East Stone believes that given East Stone’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that East Stone is in the best position possible to consummate the Business Combination and that it is in the best interests of East Stone’s shareholders that East Stone obtain the Extension if needed. East Stone believes the Business Combination will provide significant benefits to its Shareholders. For more information about the Business Combination, see the preliminary proxy statement/prospectus filed with the SEC on June 29, 2021, as amended on August 13, 2021, September 14, 2021 and October 8, 2021, and which may be further amended.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of East Stone’s Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of East Stone’s Ordinary Shares, by:

•        each person known by East Stone to be the beneficial owner of more than 5% of East Stone’s outstanding Ordinary Shares;

•        each of East Stone’s executive officers and directors that beneficially owns shares of East Stone’s Ordinary Shares; and

•        all East Stone’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 17,703,500 Ordinary Shares of East Stone outstanding. Voting power represents the voting power of the ordinary shares owned beneficially by such person. On all matters to be voted upon, the holders of the ordinary shares vote together as a single class. The following table does not reflect beneficial ownership of the Warrants or Rights included in the Units sold in or in connection with East Stone’s initial public offering.

Unless otherwise indicated, East Stone believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Ordinary Shares
Double Ventures Holdings Limited(2)	1,667,000	9.4%
Fan Yu(2)	1,667,000	9.4%
Hudson Bay Capital Management LP(6)	1,651,900	9.3%
Glazer Capital, LLC(7)	1,500,537	8.5%
Chunyi (Charlie) Hao(2)(3)(4)	3,443,000	19.4%
Xiaoma (Sherman) Lu(3)(5)	870,000	4.9%
Sanjay Prasad	18,000	*
Michael S. Cashel	18,000	*
William Zielke	18,000	*
All directors and officers as a group (5 individuals)	4,292,000	24.2%

____________

*        Less than one percent

(1)      Unless otherwise indicated, the business address of each of the individuals is 25 Mall Road, Suite 330, Burlington, MA 01803.

(2)      Chunyi (Charlie) Hao is the sole officer and director of Double Ventures Holdings Limited, our sponsor. Mr. Hao owns 33.3% of our sponsor, and Fan Yu owns 66.7% of our sponsor. As a result, Mr. Hao and Ms. Yu may be deemed to share voting and investment discretion with respect to the ordinary shares held by our sponsor. Each may thus be deemed to have beneficial ownership of the ordinary shares held directly by our sponsor. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(3)      Chunyi (Charlie) Hao is the sole officer and director of Navy Sail International Limited. Navy Sail International Limited is indirectly owned by our directors Chunyi (Charlie) Hao, Xiaoma (Sherman) Lu, along with certain other individuals, namely Yuning Yao, Yanan Zhao, Richard Hong Yan, Daniel Hao Zhao, Garrett Barclay Lu, Tianlei Han, and Ting Li. Such individuals do not directly own any of East Stone’s ordinary shares. However, each such individual has a pecuniary interest in East Stone’s ordinary shares through his or her respective indirect ownership of the equity interests of Navy Sail International Limited. As a result, each such individual may be deemed to share voting and investment discretion with respect to the ordinary shares held directly by Navy Sail International Limited. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. Daniel Hao Zhao is the son of Chunyi (Charlie) Hao, and Garret Barclay Lu is the son of Xiaoma (Sherman) Lu.

(4)      Includes 1,500,000 shares held by our sponsor (plus an additional 167,000 private units held by our sponsor and/or its designees following our initial offering), 750,000 shares held by Navy Sail International Limited, and 1,026,000 shares held directly by Chunyi (Charlie) Hao.

(5)      Includes 750,000 shares held by Navy Sail International Limited and 120,000 shares held directly by Xiaoma (Sherman) Lu.

(6)      Based on a Form 3 filed with the SEC on May 8, 2020. The securities are held by Strategic Bio Partners LLC Fund, of which Hudson Bay Capital Management LP serves as the investment manager. As such, Hudson Bay Capital Management LP may be deemed to have beneficial ownership of the securities held by Strategic Bio Partners LLC Fund. As the managing member of the general partner of Hudson Bay Capital Management LP, Mr. Sander Gerber may be deemed to have beneficial ownership of the securities held by Strategic Bio Partners LLC Fund. Each of Strategic Bio Partners LLC Fund, Hudson Bay Capital Management LP and Sander Gerber disclaims beneficial ownership of the securities held by Strategic Bio Partners LLC Fund, except to the extent of its or his pecuniary interest therein. The business address of each of them is 777 Third Ave., 30th Floor, New York, New York 10017.

(7)      Based on a Schedule 13G filed with the SEC on March 30, 2020. The securities reported herein are held by certain funds and accounts to which Glazer Capital, LLC, a Delaware limited liability company, serves as investment manager. Mr. Paul J. Glazer serves as the Managing Member of Glazer Capital, LLC. Each of Glazer Capital, LLC and Mr. Paul J. Glazer disclaims beneficial ownership of the securities reported herein except to the extent of such Reporting Person’s pecuniary interest therein. The business address of each of Glazer Capital, LLC and Mr. Paul J. Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.

FUTURE SHAREHOLDER PROPOSALS

If the Business Combination is consummated, you will be entitled to attend and participate in Pubco’s annual meetings of shareholders. If Pubco holds a 2021 annual meeting of shareholders, it will provide notice of or otherwise publicly disclose the date on which the 2021 annual meeting will be held.

HOUSEHOLDING INFORMATION

Unless East Stone has received contrary instructions, East Stone may send a single copy of this proxy statement to any household at which two or more Shareholders reside if East Stone believes the Shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce East Stone’s expenses. However, if Shareholders prefer to receive multiple sets of East Stone’s disclosure documents at the same address this year or in future years, the Shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the Shareholders would like to receive only a single set of East Stone’s disclosure documents, the Shareholders should follow these instructions:

•        if the shares are registered in the name of the shareholder, the shareholder should contact East Stone at the following address and e-mail address:

East Stone Acquisition Corporation
25 Mall Road, Suite 330
Burlington, MA
Attention: Chunyi (Charlie) Hao
(781) 202-9128

•        if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

East Stone files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. East Stone’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of East Stone’s filings with the SEC (excluding exhibits) at no cost by contacting East Stone at the address and/or telephone number below.

If you would like additional copies of this proxy statement or East Stone’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Special Meeting, you should contact East Stone at the following address and e-mail address:

East Stone Acquisition Corporation
25 Mall Road, Suite 330
Burlington, MA
Attention: Chunyi (Charlie) Hao
(781) 202-9128

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from East Stone’s proxy solicitation agent at the following address, telephone number and e-mail address:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Tel: (800) 662-5200 or banks and brokers can call at (203) 658-9400
Email: ESSC.info @morrowsodali.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are an East Stone shareholder and would like to request documents, please do so by November 17, 2021, five business days prior to the Special Meeting, in order to receive them before the Special Meeting. If you request any documents from East Stone, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

EAST STONE ACQUISITION CORPORATION

(the “Company”)
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

Extension Amendment Proposal

The Amended and Restated Memorandum and Articles of Association of East Stone Acquisition Corporation shall be amended by deleting Regulation 23.2 in its entirety and replacing it with the following:

“23.2     In the event that the Company fails to consummate a Business Combination by February 24, 2022 (such date or later date, as applicable, being referred to as the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the Directors of the Company shall take all such action necessary (i) as promptly as reasonably possible but no more than five (5) Business Days thereafter to redeem the Public Shares or distribute the trust account to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company’s affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the trust account with respect to their Public Shares.”

A-1

PROXY CARD

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

EAST STONE ACQUISITION CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Xiaoma (Sherman) Lu and Chunyi (Charlie) Hao (each, a “Proxy”; collectively, the “Proxies”) as proxies, each with full power to act without the other and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the special meeting of shareholders of East Stone Acquisition Corporation to be held on November 24, 2021 at 10:00 a.m., Eastern Time, via live webcast by visiting https://www.cstproxy.com/eaststoneacquisition/2021 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

EAST STONE ACQUISITION CORPORATION — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.	Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal — To amend the amended and restated Memorandum and Articles of Association of East Stone Acquisition Corporation (“East Stone”) to extend the date by which East Stone has to consummate a business combination from November 24, 2021 to February 24, 2022.

FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Adjournment Proposal — To instruct the chairman of the special meeting to adjourn the special meeting of East Stone shareholders to a later date or dates, if necessary, to permit further solicitation and vote of Proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

FOR ☐	AGAINST ☐	ABSTAIN ☐
Date: , 2021

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have the same effect as a vote AGAINST proposal 1 and will have no effect on proposal 2. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1 and 2. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~